                                                                   EXHIBIT 10.16


                    SECOND AMENDMENT TO EMPLOYMENT AGREEMENT

         This Second Amendment to Employment Agreement (the "Second Amendment") is made and entered into as of this 25th day of October, 1996, by and between Allwaste, Inc., a Delaware corporation (the "Company"), and Robert M. Chiste (the "Employee").

         WHEREAS, the Company and the Employee are parties to an Employment Agreement dated October 17, 1994, as amended by that certain First Amendment to Employment Agreement dated October 26, 1995 (the "First Amendment") (as amended, the "Agreement"), which is attached hereto as Addendum 1 and is incorporated herein in its entirety by reference, pursuant to which the Employee has performed certain services to the Company; and

         WHEREAS, the Company and the Employee desire to amend the Agreement to extend the vesting schedule of the shares of restricted stock granted to the Employee pursuant to the Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants and promises and representations contained herein, and other good and valuable consideration, the receipt and sufficiency of which are acknowledged herein, the Company and the Employee agree as follows:

         1. Subparagraph 2(b)(ii) of the Agreement (as amended by paragraph 1 of the First Amendment) is hereby amended by deleting the subparagraph in its entirety and substituting the following in replacement thereof:

                 (ii) In addition to the bonus described in subparagraph 2(b)(i) hereof, the Employee shall be entitled to receive 126,316 shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), such Shares to vest cumulatively as follows: 31,579 of the Shares shall vest on January 1, 1997; 31,579 of the Shares shall vest on January 1, 1998; 31,579 of the Shares shall vest on January 1, 1999; and the remainder, 31,579 of the Shares, shall vest on January 1, 2000. The Employee acknowledges that such shares shall be restricted shares, subject to forfeiture as provided in the Restricted Stock Agreement attached hereto as Exhibit A and incorporated herein in its entirety by reference.

         2. Except as modified by this Second Amendment, all other terms of the Agreement shall continue in full force and effect without modification.

         IN WITNESS WHEREOF, the parties have executed this Second Amendment to Employment Agreement in duplicate originals, effective as of October 25, 1996.

                          ALLWASTE, INC.


                          By:     /s/ William L. Fiedler
                             -----------------------------------
                                  William L. Fiedler
                                  Vice President, General
                                  Counsel and Secretary


                                  /s/ Robert M. Chiste
                             ------------------------------------
                                      Robert M. Chiste